COMPUTATIONAL MATERIALS DISCLAIMER

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Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

AGGREGATE HOME EQUITY LOANS
The following summary information with respect to the Aggregate Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$118,952.77	$14,944.01 to $832,736.61
Wtd. Avg. CouponRate (approximate)	7.663%	4.750% to 17.500%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	79.15%	10.75% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	350 months	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	347 months	56 to 360 months
Wtd. Avg. Original Credit Score (approximate)(1)	594	435 to 809
Maximum Seasoning	97 months
Ratio of First to Second Liens	95.90% / 4.10%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$3,525,254.33
All Other Properties	$884,748,797.16
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$106,969.03
All Other Properties	$37,904,233.33
Latest Maturity Date	December 7, 2034
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.13%
Fixed Rate Interest Only Loans (2)	0.28%
2/28 Adjustable Rate Interest Only Loans (3)	4.26%
3/27 Adjustable Rate Interest Only Loans (4)	2.15%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(5)	0.19%

(1)

Excludes 6 of the Home Equity Loans for which a credit score is not available.

(2)

“Fixed Rate Interest Only Loans” provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

“2/28 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 24 months and thereafter payments of principal and interest on a monthly basis.

(4)

“3/27 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 36 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 50.57% of the aggregate outstanding loan balance of the Aggregate Home Equity Loans had first monthly payments due on or after November 1, 2004, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Aggregate Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

OF THE AGGREGATE HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Arizona	118	$14,563,892.77	1.57%	7.66%	590	83.54%
Arkansas	40	2,921,092.08	0.32	8.87	592	82.00
California	1,016	197,399,377.86	21.31	6.85	605	76.55
Colorado	131	20,701,078.60	2.23	6.82	614	81.36
Connecticut	96	15,699,495.93	1.69	7.30	601	75.47
Delaware	43	5,309,722.10	0.57	7.95	581	78.31
Florida	567	69,030,367.43	7.45	7.50	594	80.31
Georgia	267	31,167,366.27	3.36	8.25	595	82.69
Idaho	36	3,779,825.60	0.41	7.93	562	81.91
Illinois	32	3,242,609.29	0.35	7.54	606	83.59
Indiana	240	22,266,130.03	2.40	7.57	592	84.51
Iowa	113	9,608,120.73	1.04	8.43	592	82.92
Kansas	44	3,791,281.91	0.41	8.53	590	84.93
Kentucky	101	8,754,373.86	0.95	7.91	584	83.04
Louisiana	181	13,680,523.95	1.48	8.12	579	80.42
Maine	44	4,786,040.73	0.52	7.90	593	73.76
Maryland	233	34,619,407.16	3.74	7.90	578	81.56
Massachusetts	105	18,502,347.11	2.00	7.25	590	74.10
Michigan	187	19,521,531.62	2.11	8.01	588	82.35
Minnesota	54	7,623,752.09	0.82	7.71	601	83.65
Mississippi	54	4,981,760.12	0.54	7.55	610	84.37
Missouri	140	13,606,968.72	1.47	7.91	582	84.41
Montana	17	1,538,770.56	0.17	7.90	577	78.59
Nebraska	33	3,548,268.29	0.38	7.65	599	82.15
Nevada	125	20,256,995.68	2.19	7.41	587	78.38
New Hampshire	37	4,424,210.98	0.48	7.10	610	73.51
New Jersey	214	29,900,239.51	3.23	8.14	590	76.02
New Mexico	70	7,393,594.17	0.80	7.93	605	81.84
New York	260	30,919,441.37	3.34	8.27	588	75.61
North Carolina	194	20,180,681.18	2.18	8.21	584	82.71
North Dakota	5	365,333.06	0.04	7.75	570	83.09
Ohio	315	31,912,451.66	3.45	7.89	584	83.88
Oklahoma	106	7,732,784.93	0.83	8.06	599	82.18
Oregon	55	7,498,829.37	0.81	7.48	596	79.63
Pennsylvania	346	33,369,482.30	3.60	7.99	580	80.57
Rhode Island	29	3,753,565.63	0.41	8.05	579	77.37
South Carolina	79	7,345,580.83	0.79	8.64	581	81.21
South Dakota	3	284,649.60	0.03	7.82	598	87.21
Tennessee	173	15,962,149.28	1.72	7.59	605	83.56
Texas	1,241	93,312,268.96	10.07	8.42	595	74.57
Utah	37	4,331,810.17	0.47	7.08	615	86.46
Vermont	18	1,498,660.29	0.16	7.37	613	66.09
Virginia	271	36,563,979.12	3.95	7.85	585	79.90
Washington	186	26,620,931.52	2.87	7.27	598	81.17
West Virginia	49	4,276,251.92	0.46	8.55	562	81.67
Wisconsin	76	6,942,464.07	0.75	8.70	579	80.62
Wyoming	6	794,793.44	0.09	7.03	600	80.77
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

__________________

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Original Combined Loan to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
10.75 - 15.00	7	$483,207.34	0.05%	8.01%	595	13.35%
15.01 - 20.00	11	842,968.76	0.09	7.86	577	17.49
20.01 - 25.00	21	1,234,220.72	0.13	8.16	595	22.37
25.01 - 30.00	37	2,800,295.43	0.30	8.14	603	27.41
30.01 - 35.00	57	3,824,559.46	0.41	7.84	625	32.44
35.01 - 40.00	76	6,048,206.37	0.65	7.88	596	37.56
40.01 - 45.00	105	8,723,650.26	0.94	7.73	603	42.85
45.01 - 50.00	137	12,355,999.58	1.33	7.66	602	47.93
50.01 - 55.00	181	14,537,658.16	1.57	8.01	605	52.72
55.01 - 60.00	211	20,325,438.45	2.19	7.68	602	57.54
60.01 - 65.00	363	35,394,364.04	3.82	7.78	591	62.91
65.01 - 70.00	489	49,882,634.45	5.39	7.93	589	67.91
70.01 - 75.00	680	77,253,820.83	8.34	7.93	591	73.19
75.01 - 80.00	1,959	235,048,137.79	25.38	7.44	607	79.09
80.01 - 85.00	1,060	128,043,708.64	13.82	7.85	587	82.76
85.01 - 90.00	1,705	225,966,284.74	24.39	7.67	588	88.50
90.01 - 95.00	669	101,094,757.90	10.91	7.42	582	91.41
95.01 – 100.00	19	2,425,340.93	0.26	9.21	653	99.69
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Aggregate Home Equity Loans is approximately 79.15%.

COUPON RATES OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
4.750 - 5.000	2	$363,534.24	0.04%	4.93%	621	73.70%
5.001 - 5.500	72	16,151,756.75	1.74	5.46	656	78.97
5.501 - 6.000	544	108,639,243.63	11.73	5.84	630	78.06
6.001 - 6.500	658	109,812,553.23	11.86	6.34	623	78.32
6.501 - 7.000	1,036	154,766,726.94	16.71	6.83	606	78.50
7.001 - 7.500	783	108,419,428.72	11.70	7.32	597	81.26
7.501 - 8.000	1,090	131,371,768.36	14.18	7.82	581	81.69
8.001 - 8.500	599	63,700,745.20	6.88	8.31	572	81.15
8.501 - 9.000	852	84,602,750.75	9.13	8.82	568	80.58
9.001 - 9.500	451	40,724,872.09	4.40	9.31	565	78.64
9.501 - 10.000	560	42,970,685.61	4.64	9.82	559	76.48
10.001 - 10.500	278	19,422,484.44	2.10	10.31	556	73.96
10.501 - 11.000	321	18,662,812.32	2.01	10.82	561	74.20
11.001 - 11.500	148	8,177,923.65	0.88	11.30	548	73.84
11.501 - 12.000	165	8,637,945.75	0.93	11.81	554	74.22
12.001 - 12.500	113	5,461,395.02	0.59	12.28	548	68.25
12.501 - 13.000	64	2,615,626.99	0.28	12.74	550	73.99
13.001 - 13.500	27	1,009,101.45	0.11	13.34	537	72.00
13.501 - 14.000	16	536,370.96	0.06	13.76	539	76.53
14.001 - 14.500	7	222,583.74	0.02	14.28	526	76.70
17.001 - 17.500	1	14,944.01	0.00	17.50	576	65.00
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Aggregate Home Equity Loans is approximately 7.663%.

LOAN BALANCES OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
14,944 - 15,000	1	$14,944.01	0.00%	17.50%	576	65.00%
15,001 - 20,000	1	18,278.58	0.00	11.10	581	99.47
20,001 - 25,000	125	3,117,048.77	0.34	11.41	578	73.25
25,001 - 30,000	136	3,854,600.29	0.42	11.18	586	75.02
30,001 - 35,000	241	8,226,676.61	0.89	10.74	577	64.93
35,001 - 40,000	157	5,983,266.46	0.65	10.48	580	70.37
40,001 - 45,000	135	5,774,804.86	0.62	10.16	589	73.10
45,001 - 50,000	422	20,779,612.51	2.24	9.14	587	63.19
50,001 - 55,000	418	21,877,284.94	2.36	8.71	589	74.59
55,001 - 60,000	431	24,985,956.96	2.70	8.70	585	74.10
60,001 - 65,000	352	22,154,325.86	2.39	8.44	586	76.69
65,001 - 70,000	354	23,920,427.54	2.58	8.41	589	78.21
70,001 - 75,000	300	21,845,330.98	2.36	8.30	587	76.83
75,001 - 80,000	292	22,716,663.97	2.45	8.27	597	78.01
80,001 - 85,000	285	23,522,789.12	2.54	8.30	586	79.17
85,001 - 90,000	232	20,315,864.74	2.19	8.09	587	79.43
90,001 - 95,000	210	19,454,970.03	2.10	8.00	593	78.15
95,001 - 100,000	232	22,758,027.12	2.46	8.03	591	77.86
100,001 - 105,000	195	20,074,948.28	2.17	7.92	587	80.38
105,001 - 110,000	196	21,104,907.66	2.28	7.64	598	79.64
110,001 - 115,000	202	22,693,876.87	2.45	7.90	594	81.06
115,001 - 120,000	199	23,419,570.29	2.53	7.84	590	80.44
120,001 - 125,000	157	19,293,981.60	2.08	7.64	596	80.15
125,001 - 130,000	137	17,459,408.57	1.88	7.57	598	81.55
130,001 - 135,000	134	17,751,210.48	1.92	7.78	579	82.93
135,001 - 140,000	134	18,458,099.74	1.99	7.58	597	80.14
140,001 - 145,000	90	12,862,536.88	1.39	7.63	589	81.99
145,001 - 150,000	99	14,640,088.79	1.58	7.51	591	80.29
150,001 - 200,000	782	135,855,303.35	14.67	7.51	590	80.43
200,001 - 250,000	481	107,426,511.42	11.60	7.14	596	80.08
250,001 - 300,000	270	73,710,791.91	7.96	6.90	597	81.43
300,001 - 350,000	167	54,358,490.75	5.87	6.85	602	80.37
350,001 - 400,000	95	35,454,382.44	3.83	6.79	606	81.09
400,001 - 450,000	57	24,038,592.70	2.60	6.64	606	83.86
450,001 - 500,000	38	18,242,277.85	1.97	6.46	619	77.39
500,001 - 550,000	7	3,719,706.59	0.40	6.86	633	80.10
550,001 - 600,000	8	4,581,115.90	0.49	6.81	631	78.86
600,001 - 650,000	9	5,598,940.02	0.60	6.08	610	81.46
650,001 - 700,000	4	2,652,201.50	0.29	7.18	611	79.36
700,001 - 750,000	1	734,700.30	0.08	7.80	558	85.49
800,001 - 832,737	1	832,736.61	0.09	6.25	626	85.49
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Aggregate Home Equity Loans is approximately $118,952.77.

TYPES OF MORTGAGED PROPERTIES OF THE AGGREGATE HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Single Family	6,626	$765,926,168.25	82.69%	7.71%	592	79.09%
PUD	567	93,025,007.92	10.04	7.34	597	81.30
Condominium	276	34,452,010.69	3.72	7.27	613	76.07
Townhome	131	15,743,013.93	1.70	7.86	578	81.52
Manufactured Housing	154	13,506,829.70	1.46	8.19	611	75.31
Two- to Four-Family	33	3,632,223.36	0.39	7.78	628	69.95
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

ORIGINAL TERMS TO MATURITY OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
= 60	7	$306,560.12	0.03%	8.69%	663	68.57%
61 - 120	131	6,541,153.89	0.71	9.16	608	67.67
121 - 180	435	26,055,777.09	2.81	8.82	608	70.76
181 - 240	406	25,940,577.47	2.80	9.04	601	72.72
241 - 300	27	2,233,308.80	0.24	8.47	601	74.29
301 - 360	6,781	865,207,876.48	93.41	7.57	593	79.70
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

__________________

(1)

The weighted average Original Term to Maturity of the Aggregate Home Equity Loans is approximately 350 months.

REMAINING TERMS TO MATURITY OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
56 – 60	7	$306,560.12	0.03%	8.69%	663	68.57%
61 – 120	132	6,556,097.90	0.71	9.18	607	67.66
121 - 180	437	26,145,593.25	2.82	8.82	608	70.71
181 - 240	404	25,884,111.10	2.79	9.04	601	72.71
241 - 300	26	2,185,015.00	0.24	8.44	603	75.08
301 - 360	6,781	865,207,876.48	93.41	7.57	593	79.70
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Aggregate Home Equity Loans is approximately 347 months.

SEASONING OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
0	136	$8,056,910.64	0.87%	10.09%	576	75.20%
1 - 12	7,644	917,738,432.88	99.08	7.64	594	79.18
13 - 24	3	224,931.19	0.02	8.46	574	79.01
25 - 36	1	139,287.15	0.02	5.50	785	79.45
49 - 60	1	84,887.25	0.01	9.15	510	90.00
85 - 96	1	14,944.01	0.00	17.50	576	65.00
=97	1	25,860.73	0.00	12.10	614	79.33
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Aggregate Home Equity Loans is approximately 3 months.

OCCUPANCY STATUS OF THE AGGREGATE HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Primary Home	7,614	$913,353,142.23	98.60%	7.64%	594	79.29%
Investment Property	133	9,105,831.58	0.98	9.20	617	70.00
Second Home	40	3,826,280.04	0.41	8.73	606	66.49
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

LIEN POSITIONS OF THE AGGREGATE HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
First Lien	6,954	$888,274,051.49	95.90%	7.53%	594	79.34%
Second Lien	833	38,011,202.36	4.10	10.72	580	74.65
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

DOCUMENTATION TYPES OF THE AGGREGATE HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Full Documentation	7,156	$839,700,269.16	90.65%	7.68%	590	79.99%
Stated Income	488	68,694,354.90	7.42	7.39	634	71.17
Limited Documentation	143	17,890,629.79	1.93	7.89	622	70.56
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

CREDIT GRADES OF THE AGGREGATE HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
A+	842	$115,503,358.23	12.47%	6.53%	653	75.76%
A1	3,050	395,562,889.06	42.70	7.11	619	80.17
A2	2,195	245,199,414.66	26.47	8.08	563	81.84
B	962	98,562,917.38	10.64	8.71	539	78.28
C1	479	45,524,948.43	4.91	9.28	542	73.16
C2	182	19,019,515.94	2.05	9.86	538	68.20
D	77	6,912,210.15	0.75	11.80	544	64.37
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

ORIGINAL CREDIT SCORES OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Original Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Not Available(3)	6	$436,382.19	0.05%	8.26%	N/A	69.51%
435 – 450	5	619,681.93	0.07	7.73	447	60.07
451 - 475	9	1,399,089.78	0.15	8.66	470	72.39
476 - 500	40	4,344,844.96	0.47	9.32	495	80.22
501 - 525	762	81,111,491.43	8.76	8.95	514	77.41
526 - 550	1,336	147,192,403.37	15.89	8.45	538	81.15
551 - 575	1,206	133,941,490.19	14.46	8.04	563	80.45
576 - 600	1,257	154,602,440.33	16.69	7.51	588	79.41
601 - 625	1,142	141,122,062.91	15.24	7.26	613	78.47
626 - 650	969	123,384,854.56	13.32	7.08	637	79.22
651 - 675	567	73,637,123.77	7.95	6.85	662	77.75
676 - 700	267	34,852,529.52	3.76	6.66	686	77.46
701 - 725	104	13,893,122.39	1.50	6.72	712	74.29
726 - 750	49	6,428,731.04	0.69	6.94	735	77.27
751 - 775	43	5,725,737.94	0.62	6.42	761	78.96
776 - 800	24	3,535,704.41	0.38	6.14	792	74.08
801 - 809	1	57,563.13	0.01	8.35	809	75.49
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

The weighted average Original Credit Score of the Aggregate Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 594.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is “Not Available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

 PRODUCT TYPES OF THE AGGREGATE HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
2/28 ARM	3,610	$504,274,088.87	54.44%	7.50%	584	80.71%
3/27 ARM	809	107,008,685.65	11.55	7.17	592	82.23
5/25 ARM	7	840,340.99	0.09	6.84	602	76.28
6-Month ARM	30	5,968,185.85	0.64	7.45	570	74.80
Balloon	24	1,238,794.69	0.13	10.46	578	73.30
Fixed	3,048	244,979,519.67	26.45	8.54	606	74.32
IO 2/28 ARM	159	39,488,380.16	4.26	6.39	634	81.39
IO 3/27 ARM	89	19,902,193.93	2.15	6.21	638	79.98
IO Fixed	11	2,585,064.04	0.28	6.60	662	78.59
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

PREPAYMENT PENALTIES OF THE AGGREGATE HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Prepayment Penalty	4,642	$603,775,692.78	65.18%	7.39%	594	79.72%
No Prepayment Penalty	3,145	322,509,561.07	34.82	8.18	593	78.08
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

PURPOSE OF THE AGGREGATE HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Cash Out Refinance	5,870	$654,966,129.54	70.71%	7.79%	590	77.66%
Rate / Term Refinance	1,248	167,184,420.98	18.05	7.54	592	82.47
Purchase	669	104,134,703.33	11.24	7.06	623	83.18
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$80,701.71	$14,944.01 to $669,051.17
Wtd. Avg. CouponRate (approximate)	8.530%	5.500% to 17.500%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	74.36%	12.66% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	321 months	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	319 months	56 to 360 months
Wtd. Avg. Original Credit Score (approximate)(1)	606	435 to 809
Maximum Seasoning	97 months
Ratio of First to Second Liens	84.72% / 15.28%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$593,299.16
All Other Properties	$210,198,876.88
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$106,969.03
All Other Properties	$37,904,233.33
Latest Maturity Date	December 7, 2034
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.50%
Fixed Rate Interest Only Loans (2)	1.04%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(3)	0.11%

(1)

Excludes 1 of the Home Equity Loans for which a credit score is not available.

(2)

“Fixed Rate Interest Only Loans” provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

Approximately 48.42% of the aggregate outstanding loan balance of the Group I Home Equity Loans had first monthly payments due on or after November 1, 2004, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

OF GROUP I HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Arizona	31	$2,368,820.37	0.95%	8.34%	612	78.49%
Arkansas	16	980,407.87	0.39	9.70	587	78.31
California	391	41,132,772.36	16.53	7.99	622	69.91
Colorado	27	3,366,728.90	1.35	7.27	640	76.82
Connecticut	43	4,762,392.93	1.91	7.95	611	73.04
Delaware	11	1,393,583.01	0.56	8.82	596	84.57
Florida	205	18,058,189.60	7.26	8.04	608	76.44
Georgia	73	5,757,072.21	2.31	9.20	601	76.42
Idaho	7	458,264.26	0.18	8.85	567	82.14
Illinois	4	281,910.97	0.11	9.34	604	85.16
Indiana	72	6,604,846.36	2.65	7.73	610	82.89
Iowa	49	3,848,183.66	1.55	8.65	617	80.15
Kansas	18	1,324,644.74	0.53	8.52	620	80.86
Kentucky	42	3,042,406.03	1.22	8.35	588	81.19
Louisiana	96	5,935,155.06	2.39	8.43	597	75.58
Maine	17	1,447,270.63	0.58	8.54	604	72.99
Maryland	81	6,307,100.24	2.53	9.17	593	73.69
Massachusetts	39	3,504,233.62	1.41	8.53	589	70.23
Michigan	53	3,565,083.54	1.43	8.92	588	73.92
Minnesota	13	1,198,947.11	0.48	7.81	632	77.92
Mississippi	30	2,251,472.90	0.90	8.43	617	82.73
Missouri	41	2,672,154.10	1.07	8.47	601	81.13
Montana	2	123,959.81	0.05	7.77	634	78.34
Nebraska	13	1,099,918.98	0.44	8.07	652	76.70
Nevada	48	5,221,885.99	2.10	8.06	616	73.76
New Hampshire	12	745,805.48	0.30	8.56	600	70.61
New Jersey	107	8,029,543.58	3.23	9.60	596	70.01
New Mexico	21	1,904,973.13	0.77	8.97	620	78.82
New York	111	9,011,653.39	3.62	9.35	597	70.32
North Carolina	50	3,806,645.62	1.53	8.96	595	77.04
Ohio	80	6,024,051.29	2.42	8.44	601	75.96
Oklahoma	48	3,041,821.79	1.22	8.65	606	79.12
Oregon	14	1,127,558.87	0.45	7.72	618	65.35
Pennsylvania	139	11,266,124.43	4.53	8.75	593	77.06
Rhode Island	16	946,316.40	0.38	9.88	575	72.25
South Carolina	36	2,701,099.27	1.09	9.61	582	75.41
South Dakota	1	108,771.62	0.04	7.29	661	90.00
Tennessee	75	6,447,427.41	2.59	8.02	617	84.08
Texas	766	50,755,564.33	20.40	8.83	602	72.17
Utah	4	424,076.56	0.17	8.11	632	89.30
Vermont	8	553,325.70	0.22	7.63	614	68.25
Virginia	89	8,282,330.72	3.33	8.58	593	73.72
Washington	48	4,441,000.39	1.78	8.51	620	77.62
West Virginia	14	1,004,959.44	0.40	8.61	594	80.64
Wisconsin	19	1,192,040.39	0.48	10.37	581	74.23
Wyoming	3	280,883.34	0.11	7.66	630	80.11
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

OF GROUP I HOME EQUITY LOANS(1)

Range of Original Combined Loan- to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
12.66 - 15.00	2	$149,583.27	0.06%	6.75%	645	13.37%
15.01 - 20.00	3	363,578.84	0.15	6.75	608	16.65
20.01 - 25.00	13	754,961.88	0.30	8.48	593	22.79
25.01 - 30.00	25	1,728,800.15	0.69	8.63	608	27.60
30.01 - 35.00	34	1,999,868.33	0.80	8.12	621	32.49
35.01 - 40.00	45	2,753,274.08	1.11	8.57	604	37.78
40.01 - 45.00	67	4,248,148.80	1.71	8.36	607	42.89
45.01 - 50.00	87	6,134,372.15	2.47	8.15	611	48.11
50.01 - 55.00	122	8,223,568.61	3.31	8.49	608	52.62
55.01 - 60.00	133	9,795,211.20	3.94	8.32	608	57.72
60.01 - 65.00	221	16,360,037.46	6.58	8.69	596	62.87
65.01 - 70.00	286	22,835,979.76	9.18	8.63	603	67.85
70.01 - 75.00	333	27,623,152.99	11.10	8.68	605	72.77
75.01 - 80.00	725	57,671,950.87	23.18	8.44	613	78.93
80.01 - 85.00	421	35,486,775.03	14.26	8.63	606	82.88
85.01 - 90.00	438	37,295,766.51	14.99	8.71	598	87.84
90.01 - 95.00	115	13,679,208.93	5.50	7.89	608	91.88
95.01 - 100.00	13	1,699,139.54	0.68	9.36	651	99.72
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 74.36%.

COUPON RATES OF GROUP I HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
= 5.500	2	$599,215.47	0.24%	5.50%	755	78.78%
5.501 - 6.000	16	4,332,946.93	1.74	5.87	729	72.33
6.001 - 6.500	171	24,414,937.50	9.81	6.41	654	71.67
6.501 - 7.000	294	37,123,086.13	14.92	6.84	631	72.90
7.001 - 7.500	227	23,536,157.48	9.46	7.33	627	74.48
7.501 - 8.000	315	27,916,622.83	11.22	7.80	617	75.11
8.001 - 8.500	191	16,069,883.82	6.46	8.32	606	76.54
8.501 - 9.000	381	29,857,643.40	12.00	8.82	596	78.00
9.001 - 9.500	227	17,118,196.88	6.88	9.32	586	76.35
9.501 - 10.000	340	21,119,359.03	8.49	9.84	573	73.64
10.001 - 10.500	174	10,137,274.76	4.07	10.31	568	73.60
10.501 - 11.000	251	13,459,801.45	5.41	10.83	569	74.02
11.001 - 11.500	117	5,872,113.16	2.36	11.30	553	73.13
11.501 - 12.000	150	7,546,030.33	3.03	11.82	556	73.11
12.001 - 12.500	112	5,301,482.08	2.13	12.28	545	68.79
12.501 - 13.000	64	2,615,626.99	1.05	12.74	550	73.99
13.001 - 13.500	27	1,009,101.45	0.41	13.34	537	72.00
13.501 - 14.000	16	536,370.96	0.22	13.76	539	76.53
14.001 - 14.500	7	222,583.74	0.09	14.28	526	76.70
17.001 - 17.500	1	14,944.01	0.01	17.50	576	65.00
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

                                     _

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 8.530%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
14,944 - 15,000	1	$14,944.01	0.01%	17.50%	576	65.00%
15,001 - 20,000	1	18,278.58	0.01	11.10	581	99.47
20,001 - 25,000	124	3,092,123.99	1.24	11.45	577	73.17
25,001 - 30,000	129	3,659,609.57	1.47	11.31	584	74.41
30,001 - 35,000	210	7,159,585.20	2.88	10.96	575	66.00
35,001 - 40,000	135	5,135,132.90	2.06	10.67	579	70.03
40,001 - 45,000	114	4,872,683.23	1.96	10.39	588	71.96
45,001 - 50,000	299	14,690,775.65	5.90	9.42	593	63.56
50,001 - 55,000	233	12,204,125.07	4.91	9.09	597	72.68
55,001 - 60,000	245	14,244,881.87	5.73	8.93	596	72.04
60,001 - 65,000	168	10,569,889.42	4.25	8.84	595	74.52
65,001 - 70,000	167	11,293,431.86	4.54	8.78	600	75.50
70,001 - 75,000	129	9,400,619.18	3.78	8.78	590	74.46
75,001 - 80,000	123	9,563,140.99	3.84	8.68	611	75.13
80,001 - 85,000	105	8,662,254.22	3.48	8.64	596	74.70
85,001 - 90,000	78	6,854,800.70	2.76	8.60	602	76.14
90,001 - 95,000	67	6,189,351.67	2.49	8.37	610	75.05
95,001 - 100,000	87	8,524,589.19	3.43	8.58	596	74.22
100,001 - 105,000	60	6,156,109.90	2.47	8.19	610	79.50
105,001 - 110,000	56	6,025,479.76	2.42	7.99	623	76.41
110,001 - 115,000	57	6,420,765.03	2.58	8.21	607	78.90
115,001 - 120,000	43	5,063,589.11	2.04	8.26	613	77.19
120,001 - 125,000	43	5,291,471.76	2.13	7.92	613	77.07
125,001 - 130,000	34	4,338,874.03	1.74	7.84	626	78.12
130,001 - 135,000	13	1,719,926.03	0.69	9.01	592	80.43
135,001 - 140,000	28	3,859,320.44	1.55	7.81	624	76.08
140,001 - 145,000	24	3,438,650.34	1.38	8.21	607	79.45
145,001 - 150,000	16	2,376,930.30	0.96	8.01	610	71.18
150,001 - 200,000	136	23,535,072.30	9.46	7.81	618	76.50
200,001 - 250,000	74	16,419,178.03	6.60	7.72	616	74.97
250,001 - 300,000	41	11,157,117.95	4.48	7.18	620	77.22
300,001 - 350,000	19	6,195,650.00	2.49	7.10	622	75.53
350,001 - 400,000	11	4,087,615.44	1.64	6.88	630	78.43
400,001 - 450,000	4	1,697,243.77	0.68	6.62	666	80.57
450,001 - 500,000	4	1,923,013.39	0.77	6.43	651	68.63
500,001 - 550,000	2	1,070,797.90	0.43	6.12	706	77.92
600,001 - 650,000	2	1,207,304.45	0.49	6.24	681	81.23
650,001 - 669,051	1	669,051.17	0.27	7.75	591	67.00
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $80,701.71.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Single Family	2,662	$212,113,598.69	85.25%	8.54%	605	74.31%
PUD	207	20,433,025.80	8.21	8.32	605	76.03
Condominium	96	7,631,398.19	3.07	8.40	613	73.50
Manufactured Housing	66	4,944,237.41	1.99	8.74	636	72.27
Townhome	39	2,980,850.12	1.20	8.80	600	77.34
Two- to Four-Family	13	700,268.19	0.28	9.30	638	53.37
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
= 60	7	$306,560.12	0.12%	8.69%	663	68.57%
61 – 120	131	6,541,153.89	2.63	9.16	608	67.67
121 - 180	434	26,006,215.40	10.45	8.82	608	70.72
181 - 240	406	25,940,577.47	10.43	9.04	601	72.72
241 - 300	27	2,233,308.80	0.90	8.47	601	74.29
301 - 360	2,078	187,775,562.72	75.47	8.40	606	75.33
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

__________________

(1)

The weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 321 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
56 – 60	7	$306,560.12	0.12%	8.69%	663	68.57%
61 - 120	132	6,556,097.90	2.64	9.18	607	67.66
121 - 180	436	26,096,031.56	10.49	8.82	608	70.68
181 - 240	404	25,884,111.10	10.40	9.04	601	72.71
241 - 300	26	2,185,015.00	0.88	8.44	603	75.08
301 - 360	2,078	187,775,562.72	75.47	8.40	606	75.33
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 319 months.

SEASONING OF GROUP I HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
0	136	$8,056,910.64	3.24%	10.09%	576	75.20%
1 - 12	2,943	240,577,834.95	96.69	8.48	607	74.33
13 - 24	1	42,940.82	0.02	10.45	527	55.56
49 - 60	1	84,887.25	0.03	9.15	510	90.00
85 - 96	1	14,944.01	0.01	17.50	576	65.00
=97	1	25,860.73	0.01	12.10	614	79.33
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 3 months.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Primary Home	3,015	$244,920,477.74	98.44%	8.51%	606	74.44%
Investment Property	51	2,744,542.49	1.10	10.00	617	68.23
Second Home	17	1,138,358.17	0.46	10.02	587	70.92
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
First Lien	2,250	$210,792,176.04	84.72%	8.13%	611	74.31%
Second Home	833	38,011,202.36	15.28	10.72	580	74.65
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Full Documentation	2,814	$223,497,292.87	89.83%	8.52%	605	75.00%
Stated Income	177	16,311,703.02	6.56	8.45	627	67.27
Limited Documentation	92	8,994,382.51	3.62	8.87	606	71.28
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
A+	463	$50,827,355.37	20.43%	6.97%	663	72.94%
A1	1,236	106,418,869.99	42.77	8.10	620	76.03
A2	773	52,344,056.08	21.04	9.36	568	76.05
B	353	22,084,373.38	8.88	10.08	544	71.97
C1	142	7,488,742.74	3.01	11.00	546	68.30
C2	39	2,727,770.69	1.10	10.97	545	64.22
D	77	6,912,210.15	2.78	11.80	544	64.37
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Not Available(3)	1	$62,631.43	0.03%	7.90%	N/A	60.00%
435 - 450	1	24,912.43	0.01	13.40	435	80.22
451 - 475	4	557,509.98	0.22	9.98	472	71.38
476 - 500	15	1,166,125.20	0.47	11.01	496	71.70
501 - 525	240	15,436,150.88	6.20	10.57	513	71.11
526 - 550	470	31,055,596.41	12.48	9.88	538	75.30
551 - 575	476	32,963,240.59	13.25	9.31	563	74.48
576 - 600	444	34,966,944.46	14.05	8.65	589	74.26
601 - 625	482	42,278,741.71	16.99	8.10	613	74.31
626 - 650	409	37,504,621.99	15.07	7.90	638	76.66
651 - 675	281	26,073,514.50	10.48	7.45	662	73.63
676 - 700	140	12,545,084.51	5.04	7.28	686	73.04
701 - 725	57	6,552,862.62	2.63	7.11	713	72.48
726 - 750	26	3,109,886.09	1.25	7.14	736	72.52
751 - 775	23	2,441,551.63	0.98	6.87	761	74.93
776 - 800	13	2,006,440.84	0.81	6.30	792	71.58
801 – 809	1	57,563.13	0.02	8.35	809	75.49
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

The weighted average Original Credit Score of the Group I Home Equity Loans (excluding Group I Home Equity Loans for which a credit score is not available) is approximately 606.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is “Not Available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS(1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
3.70 - 5.00	2	$49,923.37	0.13%	11.33%	589	81.93%
5.01 - 10.00	45	1,370,004.97	3.60	10.92	585	77.96
10.01 - 15.00	151	5,445,501.78	14.33	11.00	576	75.55
15.01 - 20.00	198	8,250,990.88	21.71	10.80	577	76.06
20.01 - 25.00	147	6,881,883.70	18.10	10.64	580	74.29
25.01 - 30.00	121	6,585,638.26	17.33	10.63	588	75.62
30.01 - 35.00	67	3,981,576.12	10.47	10.58	573	73.74
35.01 - 40.00	52	3,036,106.94	7.99	10.59	588	72.84
40.01 - 45.00	18	935,954.18	2.46	10.48	584	70.90
45.01 - 50.00	8	380,410.22	1.00	10.68	562	68.63
50.01 - 55.00	5	224,398.74	0.59	10.48	597	63.30
55.01 - 60.00	4	202,186.79	0.53	10.64	589	61.30
60.01 - 65.00	4	133,254.34	0.35	10.69	616	62.11
70.01 - 75.00	3	192,559.39	0.51	9.52	584	62.81
75.01 - 80.00	4	194,835.39	0.51	11.19	549	69.28
80.01 - 85.00	2	66,733.01	0.18	12.54	546	74.88
85.01 - 88.85	2	79,244.28	0.21	12.03	523	72.11
Total	833	$38,011,202.36	100.00%	10.72%	580	74.65%

(1)

Applies only to Home Equity Loans in the second lien position.  The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgage property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Fixed	3,048	$244,979,519.67	98.46%	8.54%	606	74.32%
IO Fixed	11	2,585,064.04	1.04	6.60	662	78.59
Balloon	24	1,238,794.69	0.50	10.46	578	73.30
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Prepayment Penalty	1,649	$152,020,017.90	61.10%	8.10%	609	75.42%
No Prepayment Penalty	1434	96,783,360.50	38.90	9.21	601	72.70
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Cash Out Refinance	2,625	$195,266,717.93	78.48%	8.71%	602	73.11%
Rate / Term Refinance	350	39,101,272.00	15.72	8.04	608	78.39
Purchase	108	14,435,388.47	5.80	7.42	655	80.39
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$144,022.51	$24,924.78 to $832,736.61
Wtd. Avg. CouponRate (approximate)	7.345%	4.750% to 12.250%
Wtd. Avg. Gross Margin (approximate)	6.899%	2.000% to 11.940%
Wtd. Avg. Maximum Rate (approximate) (1)	14.323%	10.500% to 19.250%
Wtd. Avg. Minimum Rate (approximate) (1)	7.344%	4.750% to 12.250%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	80.91%	10.75% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	180 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	358 months	176 to 359 months
Wtd. Avg. Original Credit Score (approximate) (2)	589	441 to 800
Maximum Seasoning	27 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$2,931,955.17
All Other Properties	$674,549,920.28
2/28 Adjustable Rate Interest Only Loans (3)	5.83%
3/27 Adjustable Rate Interest Only Loans (4)	2.94%
Balloon Payments (as a percent of
the aggregate outstanding loan balance)	0.00%
Latest Maturity Date	November 1, 2034
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (5)…..………………………………………………….	0.21%
Six-Month Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding
Group II Principal Loan Balance	0.88%
Wtd. Avg. Remaining Period to
CouponRate Adjustment (approximate)	3 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	1.00%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.00%
2/28 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	80.26%
Wtd. Avg. Remaining Period to
CouponRate Adjustment (approximate)	22 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.16%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.07%
3/27 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	18.73%
Wtd. Avg. Remaining Period to
CouponRate Adjustment (approximate)	34 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.88%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.13%
5/25 Adjustable Rate Loans (10)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.12%
Wtd. Avg. Remaining Period to
CouponRate Adjustment (approximate)	54 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	1.83%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (7)	1.83%

(1)

The “Maximum Rates” or “Minimum Rates” are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

Excludes 5 Home Equity Loans for which a credit score is not available.

(3)

“2/28 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 24 months and thereafter payments of principal and interest on a monthly basis.

(4)

“3/27 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 36 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 51.35% of the aggregate outstanding loan balance of the Group II Home Equity Loans had first monthly payments due on or after November 1, 2004, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(6)

“Six-Month Adjustable Rate Loans” have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

Above the then current coupon rate.

(8)

“2/28 Adjustable Rate Loans” have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “2/28 Adjustable Rate Loans” include 2/28 Adjustable Rate Interest Only Loans.

(9)

“3/27 Adjustable Rate Loans” have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “3/27 Adjustable Rate Loans” include 3/27 Adjustable Rate Interest Only Loans.

(10)

“5/25 Adjustable Rate Loans” have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

OF GROUP II HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Arizona	87	$12,195,072.40	1.80%	7.52%	586	84.52%
Arkansas	24	1,940,684.21	0.29	8.45	594	83.87
California	625	156,266,605.50	23.07	6.56	600	78.30
Colorado	104	17,334,349.70	2.56	6.74	609	82.24
Connecticut	53	10,937,103.00	1.61	7.02	596	76.52
Delaware	32	3,916,139.09	0.58	7.64	576	76.08
Florida	362	50,972,177.83	7.52	7.31	590	81.68
Georgia	194	25,410,294.06	3.75	8.03	594	84.12
Idaho	29	3,321,561.34	0.49	7.80	562	81.88
Illinois	28	2,960,698.32	0.44	7.37	607	83.44
Indiana	168	15,661,283.67	2.31	7.51	584	85.19
Iowa	64	5,759,937.07	0.85	8.29	575	84.77
Kansas	26	2,466,637.17	0.36	8.54	574	87.11
Kentucky	59	5,711,967.83	0.84	7.68	582	84.03
Louisiana	85	7,745,368.89	1.14	7.89	566	84.13
Maine	27	3,338,770.10	0.49	7.62	588	74.09
Maryland	152	28,312,306.92	4.18	7.61	575	83.31
Massachusetts	66	14,998,113.49	2.21	6.96	590	75.01
Michigan	134	15,956,448.08	2.36	7.81	588	84.23
Minnesota	41	6,424,804.98	0.95	7.69	595	84.71
Mississippi	24	2,730,287.22	0.40	6.83	604	85.72
Missouri	99	10,934,814.62	1.61	7.78	578	85.21
Montana	15	1,414,810.75	0.21	7.91	572	78.61
Nebraska	20	2,448,349.31	0.36	7.47	575	84.60
Nevada	77	15,035,109.69	2.22	7.19	577	79.98
New Hampshire	25	3,678,405.50	0.54	6.80	612	74.09
New Jersey	107	21,870,695.93	3.23	7.61	588	78.22
New Mexico	49	5,488,621.04	0.81	7.56	600	82.88
New York	149	21,907,787.98	3.23	7.83	584	77.79
North Carolina	144	16,374,035.56	2.42	8.04	582	84.02
North Dakota	5	365,333.06	0.05	7.75	570	83.09
Ohio	235	25,888,400.37	3.82	7.77	580	85.72
Oklahoma	58	4,690,963.14	0.69	7.67	595	84.17
Oregon	41	6,371,270.50	0.94	7.43	592	82.15
Pennsylvania	207	22,103,357.87	3.26	7.61	573	82.36
Rhode Island	13	2,807,249.23	0.41	7.43	581	79.10
South Carolina	43	4,644,481.56	0.69	8.08	581	84.58
South Dakota	2	175,877.98	0.03	8.15	558	85.49
Tennessee	98	9,514,721.87	1.40	7.29	597	83.21
Texas	475	42,556,704.63	6.28	7.94	587	77.43
Utah	33	3,907,733.61	0.58	6.97	614	86.15
Vermont	10	945,334.59	0.14	7.21	612	64.82
Virginia	182	28,281,648.40	4.17	7.63	582	81.70
Washington	138	22,179,931.13	3.27	7.02	593	81.88
West Virginia	35	3,271,292.48	0.48	8.53	552	81.98
Wisconsin	57	5,750,423.68	0.85	8.36	579	81.94
Wyoming	3	513,910.10	0.08	6.68	584	81.13

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

OF GROUP II HOME EQUITY LOANS(1)

Range of Original Combined Loan to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
10.75 - 15.00	5	$333,624.07	0.05%	8.58%	569	13.34%
15.01 - 20.00	8	479,389.92	0.07	8.71	553	18.13
20.01 - 25.00	8	479,258.84	0.07	7.67	598	21.72
25.01 - 30.00	12	1,071,495.28	0.16	7.36	596	27.11
30.01 - 35.00	23	1,824,691.13	0.27	7.55	630	32.38
35.01 - 40.00	31	3,294,932.29	0.49	7.30	589	37.38
40.01 - 45.00	38	4,475,501.46	0.66	7.14	599	42.81
45.01 - 50.00	50	6,221,627.43	0.92	7.17	593	47.74
50.01 - 55.00	59	6,314,089.55	0.93	7.38	600	52.85
55.01 - 60.00	78	10,530,227.25	1.55	7.08	597	57.37
60.01 - 65.00	142	19,034,326.58	2.81	7.00	587	62.93
65.01 - 70.00	203	27,046,654.69	3.99	7.34	578	67.96
70.01 - 75.00	347	49,630,667.84	7.33	7.51	583	73.42
75.01 - 80.00	1,234	177,376,186.92	26.18	7.11	605	79.15
80.01 - 85.00	639	92,556,933.61	13.66	7.56	580	82.72
85.01 - 90.00	1,267	188,670,518.23	27.85	7.46	586	88.63
90.01 - 95.00	554	87,415,548.97	12.90	7.35	578	91.34
95.01 - 100.00	6	726,201.39	0.11	8.87	656	99.62
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

__________________

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 80.91%.

COUPON RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
4.750 - 5.000	2	$363,534.24	0.05%	4.93%	621	73.70%
5.001 - 5.500	70	15,552,541.28	2.30	5.46	652	78.98
5.501 - 6.000	528	104,306,296.70	15.40	5.84	626	78.30
6.001 - 6.500	487	85,397,615.73	12.61	6.32	615	80.22
6.501 - 7.000	742	117,643,640.81	17.36	6.83	598	80.27
7.001 - 7.500	556	84,883,271.24	12.53	7.32	589	83.15
7.501 - 8.000	775	103,455,145.53	15.27	7.83	572	83.46
8.001 - 8.500	408	47,630,861.38	7.03	8.31	560	82.71
8.501 - 9.000	471	54,745,107.35	8.08	8.82	552	81.99
9.001 - 9.500	224	23,606,675.21	3.48	9.30	549	80.30
9.501 - 10.000	220	21,851,326.58	3.23	9.80	545	79.22
10.001 - 10.500	104	9,285,209.68	1.37	10.32	544	74.36
10.501 - 11.000	70	5,203,010.87	0.77	10.82	539	74.67
11.001 - 11.500	31	2,305,810.49	0.34	11.30	537	75.67
11.501 - 12.000	15	1,091,915.42	0.16	11.78	542	81.85
12.001 - 12.250	1	159,912.94	0.02	12.25	626	50.31
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

 As of the Statistical Calculation Date, the weighted average CouponRate of the Group II Home Equity Loans is approximately 7.345%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS(1)

Range or Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
= 2.000	1	$160,395.00	0.02%	7.39%	607	86.70%
2.001 - 2.500	7	840,340.99	0.12	6.84	602	76.28
4.001 - 4.500	2	594,620.14	0.09	5.38	635	80.96
4.501 - 5.000	17	3,393,453.10	0.50	5.53	619	82.93
5.001 - 5.500	409	84,378,266.84	12.45	5.76	634	77.81
5.501 - 6.000	530	96,367,435.12	14.22	6.18	616	80.11
6.001 - 6.500	633	102,918,698.99	15.19	6.71	604	80.35
6.501 - 7.000	657	97,519,229.98	14.39	7.17	587	81.88
7.001 - 7.500	664	93,587,529.16	13.81	7.68	581	83.29
7.501 - 8.000	543	66,991,347.76	9.89	8.11	564	83.11
8.001 - 8.500	429	50,218,256.26	7.41	8.66	552	82.72
8.501 - 9.000	314	34,362,787.35	5.07	9.12	552	80.93
9.001 - 9.500	218	22,398,238.86	3.31	9.62	547	78.89
9.501 - 10.000	121	11,301,413.47	1.67	10.13	544	77.32
10.001 - 10.500	86	6,899,736.89	1.02	10.52	544	73.62
10.501 - 11.000	46	3,460,069.14	0.51	11.07	535	75.96
11.001 - 11.500	24	1,847,976.36	0.27	11.60	541	76.53
11.501 - 11.940	3	242,080.04	0.04	12.09	595	61.16
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 6.899%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
= 10.500	1	$139,287.15	0.02%	5.50%	785	79.45%
11.001 - 11.500	2	594,620.14	0.09	5.38	635	80.96
11.501 - 12.000	5	713,624.07	0.11	5.42	612	76.53
12.001 - 12.500	75	16,178,422.81	2.39	5.53	647	78.79
12.501 - 13.000	528	104,486,503.08	15.42	5.85	626	78.28
13.001 - 13.500	496	86,792,834.97	12.81	6.34	614	80.35
13.501 - 14.000	750	118,667,641.07	17.52	6.85	598	80.24
14.001 - 14.500	554	84,187,525.61	12.43	7.34	589	83.23
14.501 - 15.000	775	103,080,287.44	15.22	7.85	571	83.49
15.001 - 15.500	405	47,232,628.09	6.97	8.32	560	82.64
15.501 - 16.000	470	54,761,848.97	8.08	8.85	552	82.00
16.001 - 16.500	222	23,147,358.88	3.42	9.32	548	80.24
16.501 - 17.000	209	20,135,552.16	2.97	9.82	544	79.08
17.001 - 17.500	100	9,032,641.56	1.33	10.34	542	73.96
17.501 - 18.000	67	4,941,696.01	0.73	10.82	539	74.60
18.001 - 18.500	29	2,137,575.08	0.32	11.30	539	75.03
18.501 - 19.000	15	1,091,915.42	0.16	11.78	542	81.85
19.001 - 19.250	1	159,912.94	0.02	12.25	626	50.31
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.323%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
December 2004	1	$248,756.43	0.04%	6.40%	696	32.47%
February 2005	3	242,898.78	0.04	8.08	618	49.42
March 2005	14	3,155,466.79	0.47	7.07	560	79.37
April 2005	11	2,226,767.04	0.33	8.02	563	75.80
May 2005	1	94,296.81	0.01	7.90	601	75.49
October 2005	1	104,456.30	0.02	6.75	614	80.49
May 2006	1	79,584.66	0.01	5.25	653	48.48
June 2006	5	467,550.10	0.07	8.90	586	69.12
July 2006	5	357,304.79	0.05	7.71	613	78.19
August 2006	354	46,385,997.19	6.85	7.53	589	80.49
September 2006	1,525	218,006,621.89	32.18	7.49	587	80.54
October 2006	1,497	218,992,429.97	32.32	7.37	587	80.94
November 2006	380	58,920,569.94	8.70	7.27	585	81.25
June 2007	2	324,445.80	0.05	5.81	667	80.51
July 2007	3	691,442.41	0.10	5.54	674	78.51
August 2007	87	12,386,165.05	1.83	6.83	614	80.79
September 2007	348	46,935,841.70	6.93	7.15	598	82.44
October 2007	355	51,294,476.37	7.57	6.98	597	81.06
November 2007	105	15,865,749.59	2.34	6.92	597	83.77
September 2009	2	175,791.21	0.03	6.73	535	61.46
October 2009	3	366,968.69	0.05	7.28	574	76.69
November 2009	1	158,293.94	0.02	7.15	581	89.00
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
24,925 - 25,000	1	$24,924.78	0.00%	6.25%	682	83.33%
25,001 - 30,000	7	194,990.72	0.03	8.76	625	86.48
30,001 - 35,000	31	1,067,091.41	0.16	9.24	594	57.73
35,001 - 40,000	22	848,133.56	0.13	9.33	587	72.40
40,001 - 45,000	21	902,121.63	0.13	8.90	593	79.22
45,001 - 50,000	123	6,088,836.86	0.90	8.48	574	62.30
50,001 - 55,000	185	9,673,159.87	1.43	8.23	578	76.99
55,001 - 60,000	186	10,741,075.09	1.59	8.41	571	76.83
60,001 - 65,000	184	11,584,436.44	1.71	8.08	577	78.67
65,001 - 70,000	187	12,626,995.68	1.86	8.08	578	80.63
70,001 - 75,000	171	12,444,711.80	1.84	7.93	585	78.63
75,001 - 80,000	169	13,153,522.98	1.94	7.97	588	80.10
80,001 - 85,000	180	14,860,534.90	2.19	8.10	580	81.78
85,001 - 90,000	154	13,461,064.04	1.99	7.84	579	81.10
90,001 - 95,000	143	13,265,618.36	1.96	7.83	584	79.59
95,001 - 100,000	145	14,233,437.93	2.10	7.71	587	80.04
100,001 - 105,000	135	13,918,838.38	2.05	7.80	577	80.77
105,001 - 110,000	140	15,079,427.90	2.23	7.50	588	80.93
110,001 - 115,000	145	16,273,111.84	2.40	7.77	588	81.91
115,001 - 120,000	156	18,355,981.18	2.71	7.72	583	81.34
120,001 - 125,000	114	14,002,509.84	2.07	7.53	589	81.32
125,001 - 130,000	103	13,120,534.54	1.94	7.48	588	82.69
130,001 - 135,000	121	16,031,284.45	2.37	7.64	577	83.20
135,001 - 140,000	106	14,598,779.30	2.15	7.52	590	81.21
140,001 - 145,000	66	9,423,886.54	1.39	7.42	582	82.92
145,001 - 150,000	83	12,263,158.49	1.81	7.42	587	82.05
150,001 - 200,000	646	112,320,231.05	16.58	7.44	584	81.26
200,001 - 250,000	407	91,007,333.39	13.43	7.04	592	81.00
250,001 - 300,000	229	62,553,673.96	9.23	6.85	593	82.18
300,001 - 350,000	148	48,162,840.75	7.11	6.82	599	80.99
350,001 - 400,000	84	31,366,767.00	4.63	6.78	603	81.44
400,001 - 450,000	53	22,341,348.93	3.30	6.64	602	84.11
450,001 - 500,000	34	16,319,264.46	2.41	6.47	615	78.42
500,001 - 550,000	5	2,648,908.69	0.39	7.15	604	80.98
550,001 - 600,000	8	4,581,115.90	0.68	6.81	631	78.86
600,001 - 650,000	7	4,391,635.57	0.65	6.03	591	81.52
650,001 - 700,000	3	1,983,150.33	0.29	6.99	618	83.53
700,001 - 750,000	1	734,700.30	0.11	7.80	558	85.49
800,001 - 832,737	1	832,736.61	0.12	6.25	626	85.49
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $144,022.51.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Single Family	3,964	$553,812,569.56	81.75%	7.39%	588	80.92%
PUD	360	72,591,982.12	10.71	7.06	594	82.78
Condominium	180	26,820,612.50	3.96	6.95	613	76.80
Townhome	92	12,762,163.81	1.88	7.64	573	82.50
Manufactured Housing	88	8,562,592.29	1.26	7.87	597	77.07
Two- to Four-Family	20	2,931,955.17	0.43	7.42	625	73.91
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
=180	1	$49,561.69	0.01%	7.95%	580	90.09%
301 - 360	4,703	677,432,213.76	99.99	7.34	589	80.91
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

__________________

(1)

The weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
176 – 180	1	$49,561.69	0.01%	7.95%	580	90.09%
301 - 359	4,703	677,432,213.76	99.99	7.34	589	80.91
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 358 months.

SEASONING OF GROUP II HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
1 – 12	4,701	$677,160,597.93	99.95%	7.34%	589	80.91%
13 - 24	2	181,990.37	0.03	7.99	585	84.54
25 - 27	1	139,287.15	0.02	5.50	785	79.45
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 2 months.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Primary Home	4,599	$668,432,664.49	98.66%	7.33%	589	81.07%
Investment Property	82	6,361,289.09	0.94	8.85	616	70.76
Second Home	23	2,687,921.87	0.40	8.19	614	64.61
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

LIEN POSITIONS OF GROUP II HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
First Lien	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Full Documentation	4,342	$616,202,976.29	90.95%	7.38%	585	81.79%
Stated Income	311	52,382,651.88	7.73	7.05	636	72.39
Limited Documentation	51	8,896,247.28	1.31	6.91	639	69.83
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
A+	379	$64,676,002.86	9.55%	6.18%	645	77.97%
A1	1,814	289,144,019.07	42.68	6.75	618	81.69
A2	1,422	192,855,358.58	28.47	7.73	562	83.41
B	609	76,478,544.00	11.29	8.31	537	80.10
C1	337	38,036,205.69	5.61	8.94	542	74.11
C2	143	16,291,745.25	2.40	9.67	537	68.87
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Not Available(3)	5	$373,750.76	0.06%	8.33%	N/A	71.10%
441 – 450	4	594,769.50	0.09	7.49	447	59.22
451 - 475	5	841,579.80	0.12	7.79	469	73.06
476 - 500	25	3,178,719.76	0.47	8.69	494	83.34
501 - 525	522	65,675,340.55	9.69	8.56	514	78.89
526 - 550	866	116,136,806.96	17.14	8.06	537	82.71
551 - 575	730	100,978,249.60	14.90	7.62	563	82.40
576 - 600	813	119,635,495.87	17.66	7.18	588	80.92
601 - 625	660	98,843,321.20	14.59	6.89	613	80.25
626 - 650	560	85,880,232.57	12.68	6.72	637	80.35
651 - 675	286	47,563,609.27	7.02	6.52	662	80.01
676 - 700	127	22,307,445.01	3.29	6.31	686	79.94
701 - 725	47	7,340,259.77	1.08	6.37	712	75.90
726 - 750	23	3,318,844.95	0.49	6.75	735	81.72
751 - 775	20	3,284,186.31	0.48	6.08	761	81.96
776 - 800	11	1,529,263.57	0.23	5.93	792	77.37
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

The weighted average Original Credit Score of the Group II Home Equity Loans (excluding Group II Home Equity Loans for which a credit score is not available) is approximately 589.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is “Not Available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
2/28 ARM	3,610	$504,274,088.87	74.43%	7.50%	584	80.71%
3/27 ARM	809	107,008,685.65	15.80	7.17	592	82.23
5/25 ARM	7	840,340.99	0.12	6.84	602	76.28
6-Month ARM	30	5,968,185.85	0.88	7.45	570	74.80
IO 2/28 ARM	159	39,488,380.16	5.83	6.39	634	81.39
IO 3/27 ARM	89	19,902,193.93	2.94	6.21	638	79.98
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Prepayment Penalty	2,993	$451,755,674.88	66.68%	7.15%	589	81.17%
No Prepayment Penalty	1,711	225,726,200.57	33.32	7.74	590	80.38
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Cash Out Refinance	3,245	$459,699,411.61	67.85%	7.40%	584	79.60%
Rate / Term Refinance	898	128,083,148.98	18.91	7.39	587	83.72
Purchase	561	89,699,314.86	13.24	7.00	618	83.63
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%